NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated November 16, 2018
to the Prospectus dated February 28, 2018 (as revised June 27, 2018)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

Nationwide Ziegler NYSE Arca Tech 100 Index Fund

1.	All references to, and information regarding, Mikhail I. Alkhazov are deleted in their entirety.

2.	The table under the section entitled "Portfolio Managers" on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund (and Predecessor Funds)
Donald J. Nesbitt, CFA	Chief Investment Officer and Senior Portfolio Manager	Since 2002
Christian J. Greiner, CFA	Senior Portfolio Manager	Since 2018

3.	The information under the heading "Nationwide Ziegler NYSE Arca Tech 100 Index Fund" on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

Donald J. Nesbitt, CFA, and Christian J. Greiner, CFA, are responsible for the day-to-day management of the Fund.
Mr. Nesbitt is a Senior Portfolio Manager and Chief Investment Officer of Ziegler's Select Equity Group. He joined Ziegler in 2002.

Mr. Greiner is a Senior Portfolio Manager. He joined Ziegler in 2003.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE